                                                                     EXHIBIT 10

                  SEVENTH AMENDMENT TO BUSINESS LOAN AGREEMENT


                                     BETWEEN


                              CFI PROSERVICES, INC.


                                       AND


              BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION
                                  JUNE 1, 1997

                  SEVENTH AMENDMENT TO BUSINESS LOAN AGREEMENT

     THIS SEVENTH AMENDMENT TO BUSINESS LOAN AGREEMENT ("Amendment") is made between CFI ProServices, Inc., an Oregon corporation ("Borrower"), and Bank of America National Trust & Savings Association, successor by merger to Bank of America Oregon (including its successors and/or assigns, "Bank").

                                   BACKGROUND

     A. On November 8, 1995, Bank and Borrower executed that certain Business Loan Agreement ("Original Agreement"), in which Bank agreed to lend, and Borrower agreed to borrow, a revolving line of credit in the maximum original principal sum of $5,000,000.00. Since the date of the Original Agreement, Bank and Borrower have entered into the following amendments that have changed certain terms and conditions of the Original Agreement, including but without limitation (i) increasing the maximum amount of the revolving line of credit to $7,500,000 ("Loan") and (ii) extending the maturity date of the Loan to December 31, 1997: Amendment No. 1 to Business Loan Agreement, dated as of May 17, 1996 ("First Amendment"); Amendment No. 2 to Business Loan Agreement, dated as of July 1, 1996 ("Second Amendment"); Amendment No. 3 to Business Loan Agreement, dated as of September 24, 1996 ("Third Amendment"); Amendment No. 4 to Business Loan Agreement, dated as of November 21, 1996 ("Fourth Amendment"); Amendment No. 5 to Business Loan Agreement, dated as of December 31, 1996 ("Fifth Amendment"); and Sixth Amendment to Business Loan Agreement, dated as of March 1, 1997. The Original Agreement, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment, is hereinafter called the "Agreement".

     B. Bank and Borrower desire to enter into this Amendment to set forth the terms and conditions on which the Loan shall be extended.

                                   AGREEMENTS
     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Bank and Borrower, the parties agree to amend the Agreement as follows:

I.   LINE OF CREDIT AMOUNT AND TERMS

          1. COMMITMENT. Subsection 1.1(a) of the Agreement is hereby deleted in its entirety, and the following Subsection 1.1(a) is inserted in its place:

     (a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The "Commitment" shall be as follows: for the period commencing June 1, 1997 and continuing through the Expiration Date, the amount of the line of credit shall be Nine Million and No/100 Dollars ($9,000,000.00), subject to the Borrowing Base (as defined in the Seventh Amendment to the Agreement, dated on or about June 1, 1997).

          2. MAXIMUM AMOUNT OF THE LINE OF CREDIT. Subsection 1.1(c) of the Agreement is hereby deleted in its entirety, and the following Subsection 1.1(c) is inserted in its place:

     (c) Borrower shall not permit the outstanding principal balance of the line of credit to exceed the lesser of (i) Nine Million and No/100 Dollars ($9,000,000.00), or (ii) the amount of the Borrowing Base.

          3. AVAILABILITY PERIOD. Section 1.2 of the Agreement is hereby deleted in its entirety, and the following Section 1.2 is inserted in its place:

     1.2 AVAILABILITY PERIOD. The line of credit is available between the date of this Agreement and May 1, 1998 ("Expiration Date").

II. USE OF PROCEEDS Subsection 6.1 of the Agreement is hereby deleted in its entirety, and the following Subsection 6.1 is inserted in its place:

     6.1 USE OF PROCEEDS. To use the proceeds of the credit only for working capital and other uses expressly approved in writing by Bank, in its sole discretion.

III. CONDITIONS PRECEDENT.    PAYMENT OF FEES AND DELIVERY OF DOCUMENTS.  Unless
waived in writing by Bank, this Amendment shall be of no force or effect until Borrower delivers to Bank a fully executed copy of this Amendment, a new promissory note and the customer borrowing plan, substantially in the form of EXHIBIT A, attached to and incorporated into this Amendment, which document shall constitute the "Borrowing Plan" under the Agreement.

IV.  MISCELLANEOUS.

               a. Except as expressly amended by this Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

               b. This Amendment shall be governed by the laws of the State of Oregon.

               c. If any provision or clause of this Amendment conflicts with applicable law, such conflict shall not affect other provisions or clauses hereof which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable.

               d. The captions and headings of the sections of this Amendment are for convenience only and shall not be used to interpret or define the provisions hereof.

               e. This Amendment may be signed in any number of counterparts and shall constitute an enforceable agreement when all signed counterparts are assembled together in one Amendment that is signed by all parties.

WRITTEN AGREEMENTS: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THAT BANK TO BE ENFORCEABLE.


BORROWER:                          BANK:
CFI PROSERVICES, INC.              BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION

By:                                          By:
   ---------------------------                  ----------------------------
Name:                                        Name:
     ---------------------------                  --------------------------
Its:                                         Its:
    ---------------------------                  ---------------------------

EXHIBIT A
                (To Seventh Amendment to Business Loan Agreement)
         CUSTOMER BORROWING PLAN - REVOLVING LINE OF CREDIT - ACCOUNTS

BANK'S NAME: BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION BORROWER'S NAME: CFI ProServices, Inc.
TOTAL LINE LIMIT: $9,000,000.00
TERMS OF SALE:    PROGRESS BILLINGS - NET 30

                          ACCOUNTS BORROWING BASE/LIMIT

Total borrowing base up to 50% of Accounts (as defined in the next sentence) to a maximum of Total Line Limit ("Borrowing Base"). ACCOUNTS shall mean all of Borrower's receipts, accounts, drafts, acceptances, letters of credit, contract rights of and for moneys and performances due or to become due, chattel paper and other forms of gross receivables, which are reflected on Borrower's financial statements as of the end of the most recent calendar month in conformity with generally accepted accounting principles.

                             REPORTING REQUIREMENTS

Borrower shall submit the following:

     Borrowing Base Certificates not later than 10 days after the end of each fiscal month in the form attached to and hereby incorporated as SCHEDULE 1; and Other financial reports and information reasonably requested by Bank from time to time, such as Accounts agings, within 10 days of Bank's request.

                                 COMPANY RECORDS

At reasonable times, Bank will have access to all books and records of the Borrower. Bank may conduct regular examinations at its discretion and Borrower's expense, including but without limitation semi-annual inspections.

                   SUBJECT TO TERMS OF BUSINESS LOAN AGREEMENT

This Customer Borrowing Plan is executed in connection with and is subject to the terms of the Business Loan Agreement, as amended. In the event of any conflict between the terms of this Customer Borrowing Plan and the terms of the Business Loan Agreement, the most stringent terms shall control, unless Bank shall have otherwise agreed in writing.
Dated this 1st day of June, 1997.

BORROWER: CFI ProServices, Inc.

By
  ---------------------------------------
Its
   --------------------------------------
Date
    -------------------------------------

BANK:          BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION

By
  ---------------------------------------
Its
   --------------------------------------
Date
    -------------------------------------

                                  SCHEDULE 1

                          CFI PRO SERVICES, INC.
                        Borrowing Base Certificate

                        Certificate #
                                     -------------

Accounts reflected on most recent monthly financial statement dated
                                                                   -------------

BORROWING BASE:

     1.   Total Accounts                          $
                                                   --------------

     2.   Less:  50% multiplied by Line 1        ($--------------)

     3.   Borrowing Base                          $
                                                   --------------
LOAN ACTIVITY:

     4.   Beginning Loan Balance (Line 8
          previous) Borrowing Base Certificate)   $
                                                   --------------
          PLUS:  Advances since last Borrowing
                 Base Certificate                 $
                                                   --------------
     5.   Less:  Payments since last Borrowing
                 Base Certificate                 $
                                                   --------------
     6.   Current Loan Balance (Lines 4 + 5 + 6)  $
                                                   --------------
     7.   Add:  New Advance Requested             $
                                                   --------------
     8.   New Loan Balance (Line 6 + 7)           $
                                                   --------------
     9.   Excess Borrowing Base (Line 3 - 8)      $
                                                   --------------


-------------------------------------------------------------------------------

In accordance with the terms and conditions of that certain Business Loan and Agreement, as amended ("Agreement"), dated as of November 8, 1995, between
(a) CFI Pro Services, Inc. ("Borrower") and (b) Bank of America National Trust & Savings Association ("Bank"), Borrower hereby applies for an advance in the amount stated in Line 7 above. In making this application, Borrower certifies that this Borrowing Base Certificate and any accompanying documents are true, complete and correct. Borrower warrants that it is not in default under the Agreement and no default would exist after the giving of a notice, the lapse of time or after giving effect to the advance requested.

CFI PRO SERVICES, INC.

By:                                               Dated:
   ---------------------------------------------        ---------------------

   ---------------------------------------------
   Title of Authorized Signer